EXHIBIT 10.26

AMENDMENT TO THE MANAGEMENT AGREEMENT

This AMENDMENT dated January 1, 2020 to the MANAGEMENT AGREEMENT made as of February 1, 2019 (the “Management Agreement”), by and among CERES MANAGED FUTURES LLC, a Delaware limited liability company (“CMF”), CERES TACTICAL GLOBAL L.P., a Delaware limited partnership (the “Partnership”) and ADG CAPITAL MANAGEMENT LLP, a limited liability partnership registered in England and Wales (the “Advisor”, and together with CMF and the Partnership, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Parties wish to amend the Management Agreement to reflect general updates to the IMA since execution; and

WHEREAS, pursuant to Section 12 of the Management Agreement, the Management Agreement may be amended by written consent of the parties.

NOW, THEREFORE, the parties agree as follows:

1.         The second sentence of Section 1(c) is hereby deleted in its entirety and replaced with the following:

“The Partnership and Advisor agree that the Advisor shall trade the assets allocated to it, either directly or indirectly through the Master Fund, at a trading level confirmed to the Advisor by CMF, which shall be traded as a target annualized volatility of 30% unless otherwise agreed to in writing by CMF and the Advisor.”

2.         The first sentence of the second paragraph of Section 1(c) is deleted in its entirety.

3.         This Amendment shall take effect as of the date first written above.

4.         This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

5.         This Amendment shall be governed and construed in accordance with the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the date first written above.

CERES TACTICAL GLOBAL L.P.

By:	Ceres Managed Futures LLC
(General Partner)

By	/s/ Patrick T. Egan
Patrick T. Egan
President & Director

CERES MANAGED FUTURES LLC

By	/s/ Patrick T. Egan
Patrick T. Egan
President & Director

ADG CAPITAL MANAGEMENT LLP

By	/s/ Hasan Abdat
Name: Hasan Abdat
Title: Partner